KRATON PERFORMANCE POLYMERS, INC. OPPENHEIMER 6 ANNUAL INDUSTRIALS CONFERENCE September 27, 2011 Exhibit 99.1 TH

Forward-Looking Statement Disclaimer

This presentation may include “forward-looking statements” that reflect our plans, beliefs, expectations and current views with respect to among other things, future events and financial performance.  Forward-looking statements are often characterized by the use of words such as “believes,” “estimates,” “expects,” “projects,” “may,” “intends,” “plans” or “anticipates,” or by discussions of strategy, plans or intentions and include statements regarding our ability to obtain raw materials; costs, timing and plans related to our planned joint venture with Formosa Petrochemical Corporation and the related manufacturing facility; estimated future contributions to our benefit plans; anticipated capital expenditures; and estimated future pension contributions. All forward-looking statements in this presentation are made based on management's current expectations and estimates, which involve risks, uncertainties and other factors that could cause actual results to differ materially from those expressed in forward-looking statements. Readers are cautioned not to place undue reliance on forward-looking statements. These risks and uncertainties are more fully described in “Part I. Item 1A. Risk Factors” contained in our Annual Report on 10-K, as filed with the Securities and Exchange Commission and as subsequently updated in our Quarterly Reports on Form 10-Q, and include risks related to: conditions in the global economy and capital markets; our reliance on LyondellBasell Industries for the provision of significant operating and other services; the failure of our raw materials suppliers to perform their obligations under long-term supply agreements, or our inability to replace or renew these agreements when they expire; limitations in the availability of raw materials we need to produce our products in the amounts or at the prices necessary for us to effectively and profitably operate our business; competition in our end-use markets, by other producers of SBCs and by producers of products that can be substituted for our products; our ability to produce and commercialize technological innovations; our ability to protect our intellectual property, on which our business is substantially dependent; infringement of our products on the intellectual property rights of others; seasonality in our Paving and Roofing business; financial and operating constraints related to our substantial level of indebtedness; the inherently hazardous nature of chemical manufacturing; product liability claims and other lawsuits arising from environmental damage or personal injuries associated with chemical manufacturing; political and economic risks in the various countries in which we operate; health, safety and environmental laws, including laws that govern our employees’ exposure to chemicals deemed harmful to humans; regulation of our customers, which could affect the demand for our products or result in increased compliance costs; customs, international trade, export control, antitrust, zoning and occupancy and labor and employment laws that could require us to modify our current business practices and incur increased costs; fluctuations in currency exchange rates; our relationship with our employees; loss of key personnel or our inability to attract and retain new qualified personnel; the fact that we do not enter into long-term contracts with our customers; a decrease in the fair value of our pension assets, which could require us to materially increase future funding of the pension plan; future sales of our shares could adversely affect the market price of our common stock; and Delaware law and some provisions of our organizational documents make a takeover of our company more difficult. We assume no obligation to update such information. Further information concerning issues that could materially affect financial performance related to forward looking statements can be found in our periodic filings with the Securities and Exchange Commission.

GAAP Disclaimer

This presentation includes the use of both GAAP (generally accepted accounting principles) and non-
GAAP financial measures. The non-GAAP financial measures are EBITDA and Adjusted EBITDA. The most directly comparable GAAP financial measure is net income/loss. A reconciliation of the non-
GAAP financial measures used in this presentation to the most directly comparable GAAP measure is included herein. We consider EBITDA and Adjusted EBITDA important supplemental measures of our performance and believe they are frequently used by investors and other interested parties in the evaluation of companies in our industry. EBITDA and Adjusted EBITDA have limitations as analytical tools and should not be considered in isolation or as a substitute for analysis of our results under
GAAP in the United States.

Kraton Overview

Paving and
Roofing
Adhesives,
Sealants and
Coatings
Other
Emerging
Businesses
Advanced
Materials
2010 Revenue by End-Use
(2)
2010 Revenue by End-Use
(2)
North and South
America
Asia Pacific
Europe, Middle
East & Africa
(1) Adjusted EBITDA is GAAP EBITDA excluding management fees, restructuring and related charges, non-cash expenses, and the gain on extinguishment of debt.
(2) Management estimates.
32%
28%
31%
7%
2%
42%
21%
37%
2%
We currently offer approximately 800 products to more
than 700 customers, in over 60 countries
We employ approximately 880 people in 9 locations in
all major regions of the world
2010 revenue of $1,228 million and Adjusted EBITDA (1)
of $195 million; 16% margin
We invented and commercialized Styrenic Block
Copolymer (SBC) technology nearly 50 years ago
We hold leading market share positions in each of our
end-use markets providing industrial, consumer and
geographical diversification that is second to none
We design and manufacture customized SBC polymer
and compound solutions to meet our leading customers’
specific innovation needs
We produce the following:
Unhydrogenated Styrenic Block Copolymers (USBCs)
Hydrogenated Styrenic Block Copolymers (HSBCs)
Isoprene Rubber and Isoprene Rubber Latex
Global SBC Market Leader

Business Strategy

Leverage
Leadership
Position
Drive Growth
Through
Innovation
Maintain Focus
on Margin
Expansion
Invest in
Growth and
Infrastructure
Industry-leading expertise in market and application development
Worldwide manufacturing, technical support and customer service footprint
Leading market share across multiple end use markets
Deliver application-based solutions to meet specific customer needs
Continue to commercialize next generation of innovations
Expand pipeline of innovation projects
Demonstrate progress through improvement in Vitality Index
Develop new applications for SBCs that do not exist today, improving portfolio mix over time
Eliminate marginally profitable products
Continue value pricing model – extract value for complexity and unique solutions
Proactively manage raw material price volatility
Lever inherent operating leverage
Capitalize on organic growth opportunities
Asian HSBC capacity
Expansion of IR Latex capacity in Paulinia, Brazil completed May 2011
Announced agreement with contract manufacturer to double IR Latex capacity in
Japan (est. completion mid-2013)
Pursue appropriate M&A opportunities

Clear Leader in Attractive Markets
Market Position
2010 Revenue
(1)
#1
~64%
Adhesives, Sealants,
and Coatings
Advanced Materials
#1
~69%
Paving and Roofing
#1
~64%
Emerging Businesses
(3)
#1
100%
32% 30%
28%
7%
Source: Management  estimates.
(1) Based on 2010 sales of $1,228 million.
(2) Industry volume growth from 2001-2010, Emerging Businesses growth rate refers to Kraton’s Isoprene Rubber (“IR”) and Isoprene Rubber Latex (“IRL”) growth from 2005-2010.
(3) The Emerging Businesses end use market includes our IR and IRL business. We believe that we are the only major third-party supplier of IR and IRL, and therefore end use market share metrics are not meaningful.
#1 Market Position in Each End Use
Top 4 Market
Share
Growth
(2)
7.7% 8.8% 7.1% 33.8%

Tapes and labels
Non-woven and
industrial adhesives
Industrial and
consumer weather
sealants
White elastomeric roof
coatings
Soft touch for
consumer products
Elastic films (diapers)
Skin care and lotions
Food packaging
Automotive
Medical packaging
Wire and cable (PVC
alternatives)
Examples of End
Use Applications
Asphalt modification
for performance
roadways, bridges and
airports
Asphalt modification
for roofing felts and
shingles
Surgical gloves
Condoms
Medical components

Innovation-led Top Line Growth
Tremendous growth
Rapidly capture share from $2.2 billion natural
rubber latex industry
Margins well in excess of rest of business
Kraton maintains ~85% market share
Challenging process technology to replicate
for competitors and new entrants
IR line conversion at Belpre, Ohio was
completed June 2011
IRL capacity expansion of Paulinia, Brazil
facility was completed May 2011
Increased IRL capacity by approximately 33%
Announced agreement to double IRL
capacity in Japan
Case Study: IR and IR Latex Revenue Growth
Key Attributes
$15
$22 $23
$35
$87
$79
$61
2005 2006 2007 2008 2009 2010 TTM
Q2'11
(US$ in millions)

27
62
149
2001 2009 2014
Investing for Growth In Asia
Asia Pacific SBC market – 63% of
global SBC consumption by volume in
2010
(1)
In 2010 Asia Pacific accounted for 21%
of our total revenue, with 43% derived
from higher margin HSBC products
In 2010 relocated Shanghai, China
office to a new facility (double the
size of the previous location)
Expanded warehouse capacity in
Shanghai Wai Gao Qiao Free Trade
Zone
Proposed HSBC expansion in Asia
Forecast strong worldwide growth in HSBC
driven by innovation
Signed framework agreement with Formosa
Petrochemical Corporation in Q2’11
Joint venture to build, own and
operate a 30 kT HSBC plant in
Mailiao, Taiwan
Asia is an important component of Kraton’s growth strategy
(1) Management estimates. Includes SBC consumption for footwear, a market in which Kraton does not actively compete.
Asian HSBC Industry Demand Trends (kT)

Compelling Organic Growth Platforms
Advanced
Materials
Adhesives,
Sealants &
Coatings
Paving and
Roofing
Emerging markets growth
Expansion into new and differentiated markets, such as white elastomeric roof coatings, protective films, oilfield service applications, spray and extrusion coatings, hot melt adhesives, elastic adhesives, labels and sealant applications
Superior performing SBS modified emulsions for
asphalt modification
Low VOC roof coating formulations for superior water resistance, improved adhesion and reduced installation cost
“Green” PVC alternatives for the wire and cable industry
Enabling technology for high performance fabric solutions
“Soft Touch” solutions for the automotive industry
Co-extrusion technology for protective films
Applications
Cariflex™
Isoprene
Rubber and
Isoprene
Rubber Latex
Cariflex™ Isoprene Rubber and Isoprene Rubber Latex
Medical applications – surgical gloves, medical components
Material substitution – condoms
NEXAR ® – high-end membrane technology
HiMA
Soft Skins
IRL Gloves
Protective Films

US $ in millions
$67 million of cash at
6/30/11.
Net Debt-to-Capitalization
ratio of 37.2% at 6/30/11.
Net Debt to TTM Adjusted
EBITDA was 1.5x at
6/30/11.
(1) Net debt is equal to total debt, less cash and cash equivalents.
Balance Sheet
49.7%
47.0%
40.0%
39.1%
42.2%
37.2%
35%
40%
45%
50%
55%
60%
$250
$270
$290
$310
$330
$350
$370
$390
Q1'10 Q2'10 Q3'10 Q4'10 Q1'11 Q2'11
Net Debt
(1)
and Net Debt to Capitalization

KRATON PERFORMANCE POLYMERS, INC. OPPENHEIMER 6 ANNUAL INDUSTRIALS CONFERENCE September 27, 2011 TH